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                                                                    Exhibit 99.1


                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-5


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Section 7.3 Indenture                                                               Distribution Date:                9/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     1,190,000.00
             Class B Note Interest Requirement                       114,333.33
             Class C Note Interest Requirement                       191,250.00
                       Total                                       1,495,583.33

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.41667
             Class B Note Interest Requirement                          1.63333
             Class C Note Interest Requirement                          2.12500

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         840,000,000
             Class B Note Principal Balance                          70,000,000
             Class C Note Principal Balance                          90,000,000

(iv)    Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)     Required Owner Trust Spread Account Amount                10,000,000.00
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                                                    By:
                                                        ---------------------

                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President